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                                    GUARANTY

     The undersigned hereby jointly and severally guaranty to Sherwood Medical Company, a Delaware corporation doing business as Sherwood-Davis & Geck ("Sherwood"), its successors and assigns, the payment of the maximum aggregate amount of one million dollars ($ 1,000,000.00), reduced as hereinafter provided, upon receipt of written notice from Sherwood that the Triggering Event (as hereinafter defined) has occurred. For purposes of this Guaranty, "Triggering Event" shall mean the failure of Univec, Inc., a New York corporation ("Univec"), to order Products having an aggregate purchase price of $6,700,000 based on the invoice price (the "Invoice Price") to Univec during the thirty-six
(36) month period (the "Order Period") commencing on the date hereof, all in accordance with the terms of that certain O.E.M. Supply Agreement (the "OEM Supply Agreement") dated the date hereof between Sherwood and Univec and to take delivery of and pay for such Products as are so ordered and actually delivered by Sherwood to Univec; provided. however, that if Sherwood accepts an order from Univec and fails to fulfill such order for any reason then solely for the purpose of this Guaranty, Univec shall be credited for the full Invoice Price that would have been charged to Univec had such order been fulfilled by Sherwood. The maximum aggregate amount payable by the undersigned under this Guaranty shall be reduced by an amount equal to 14.925% of the Invoice Price for Products ordered by Univec and paid for (or credited to Univec in accordance with the proviso set forth in the immediately preceding sentence) in accordance with the OEM Supply Agreement.

     Sherwood shall give written notice of the occurrence of a Triggering Event. Upon receipt of such notice, Univec, or the Guarantors on Univec's behalf, shall have thirty (30) days during which to cure any deficiency. Any waiver, extension of time or other indulgence granted to Univec from time to time by Sherwood, its agents, successors or assigns, with respect to any payments due under the OEM Supply Agreement shall not modify or amend this Guaranty which shall continue in accordance with its terms.

     This Guaranty shall terminate, become void and of no further force and effect immediately upon the earliest to occur of the following: (i) the ordering of Products and payment therefor by Univec having an aggregate purchase price of $6,700,000 based on the Invoice Price thereof (including in the aggregate amount of such payments any and all credits in Univec's favor for Products ordered and not delivered by Sherwood as provided above) and (ii) the last day of the Order Period if, prior to that date, Sherwood shall have failed for any reason to deliver against Univec purchase orders therefor at least 100,000,000 Plungers complying with the Specifications (as the same shall be agreed upon from time to time) in accordance with the OEM Supply Agreement. Unless otherwise indicated herein, capitalized terms used in this Guaranty shall have the meanings ascribed to them in the OEM Supply Agreement. Any notices permitted or required under this




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Guaranty shall be delivered to Sherwood at 1915 Olive Street, St. Louis,
Missouri 63103 and to any Guarantor at the address set forth below his signature hereto in the manner provided in Section 11 of the OEM Supply Agreement.

     IN WITNESS WHEREOF, the undersigned have signed this Guaranty this 30th day of May, 1996.


                                   /s/ Joel Schoenfeld
                                   -------------------------------
                                   Joel Schoenfeld

                         Address:  3 EAGLE CHASE
                                   -------------------------------
                                   WOODBURY NEW YORK 11797
                                   -------------------------------

                                   /s/ John Frank
                                   -------------------------------
                                   John Frank

                         Address:  74 Essex Road
                                   -------------------------------
                                   Summit, New Jersey 07901
                                   -------------------------------


                                   /s/ Alan Gold
                                   -------------------------------
                                   Alan Gold

                         Address:  68 EAGLE CHASE
                                   -------------------------------
                                   WOODBURY, N.Y. 11797
                                   -------------------------------


                                   /s/ David Shonfeld
                                   -------------------------------
                                   David Shonfeld

                         Address:  20 Breuer Avenue
                                   -------------------------------
                                   Great Neck 11023
                                   -------------------------------